JOHN HANCOCK FUNDS II
                                SUPPLEMENT TO THE
               CLASS NAV, CLASS 1 AND CLASS 3 SHARES PROSPECTUSES
                              Dated April 28, 2006



Appendix A - Schedule of Management Fees

The statement in parentheses under the schedule of management fees for the High Income Fund is amended to read:

(Aggregate Net Assets include net assets of the Fund and the High Income Trust, a series of John Hancock Trust)

Fee Waiver for Portfolios Subadvised by T. Rowe Price

The following disclosure is added at the end of Appendix A under a new heading "Advisory Fee Waivers and Expense Reimbursements" regarding the fee waiver for the Real Estate Equity Fund, a portfolio described in this prospectus that is sub-advised by T. Rowe Price Associates, Inc. ("T. Rowe Price"). The other funds mentioned below are described in separate prospectuses.


T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Trust: Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:

   Combined Average Daily Net Assets            Fee Reduction
   of the T. Rowe Portfolios                    (As a Percentage of
                                                the Subadvisory Fee)

   First $750 million                                 0.0%
   Over $750 million                                  5.0%

Effective November 1, 2006, the percentage reduction will be as follows:


   Combined Average Daily Net Assets            Fee Reduction
   of the T. Rowe Portfolios                    (As a Percentage of
                                                the Subadvisory Fee)

    First $750 million                                0.0%
    Next $750 million                                 5.0%
    Next $1.5 billion                                 7.5%
    Over $3 billion                                  10.0%

The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Price Portfolio by the amount that the subadvisory fee is reduced.

This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.





JHIIPS3                                                             June 1, 2006